UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2014

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On April 29, 2014, we announced our financial results for the first quarter ended March 31, 2014.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

(a) On April 25, 2014, we held our 2014 annual meeting of stockholders (the “Annual Meeting”).

The matters submitted to stockholders at the Annual Meeting and the voting results are as follows:

Item 1 : Election of Directors

Stockholders elected all Class I director nominees to hold office for terms expiring at the 2017 Annual Meeting.

Nominee	For	Withheld	Broker Non- Votes
Mr. Anthony J. Saich	239,242,906	3,678,685	3,923,425
Mr. Jian Wang	234,161,389	8,760,202	3,923,425

Item 2 : Ratification of the Appointment of the Independent Registered Public Accountant

Stockholders ratified the appointment of KPMG LLP as our independent registered public accountant for the fiscal year ending December 31, 2014.

For	Against	Abstain
246,202,325	631,462	11,229

Item 3 : Advisory Vote on Executive Compensation

Stockholders approved, on a non-binding advisory basis, the compensation paid to our named executive officers.

For	Against	Abstain	Broker Non- Votes
242,832,266	29,503	59,822	3,923,425

Item 4 : Frequency of Advisory Vote on Executive Compensation

Stockholders selected one year as the frequency of the non-binding advisory vote on the compensation of our named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non- Votes
239,261,607	15,384	3,546,196	98,404	3,923,425

In light of the stockholder vote, our board of directors has determined that it will include an advisory stockholder vote on named executive officer compensation in our proxy materials every year until the next required advisory vote on the frequency of stockholder advisory votes on executive compensation.

Item 8.01                                           Other Events.

On April 25, 2014, our board of directors declared a cash dividend in the amount of $0.20 per share of Class A and Class B common stock, payable on June 16, 2014 to shareholders of record on June 6, 2014.  A copy of the press release dated April 28, 2014 is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01                                       Financial Statements and Exhibits.

(d) Exhibits.

99.1                        Earnings press release dated April 29, 2014

99.2                        Quarterly dividend press release dated April 28, 2014

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K, including the exhibit, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has du1y caused this report to be signed on its behalf by the undersigned hereunto du1y authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: April 29, 2014	By:	/s/ Craig R. Ramsey
Craig R. Ramsey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Earnings press release dated April 29, 2014
99.2	Quarterly dividend press release dated April 28, 2014